Exhibit 10.13

THIRD AMENDMENT

OF THE

SKY FINANCIAL GROUP, INC. PROFIT SHARING AND 401(K) PLAN

(As Amended and Restated Effective January 1, 2001)

WHEREAS, effective October 1, 2002, Three Rivers Bancorp, Inc. (“Three Rivers”) merged with and into (the “Merger”) Sky Financial Group, Inc. (the “Company”);

WHEREAS, prior to the Merger, Three Rivers had maintained the Three Rivers Bancorp 401(k) Plan (the “Three Rivers Plan”);

WHEREAS, as a result of the Merger, the Company maintains the Three Rivers Plan;

WHEREAS, the Company also maintains the Sky Financial Group, Inc. Profit Sharing and 401(k) Plan (the “Plan”);

WHEREAS, effective January 1, 2003, the Three Rivers Plan will be merged into the Plan; and

WHEREAS, the Company has delegated authority to amend the Plan to the Sky Financial Group, Inc. Benefit Plans Committee (the “Committee”), and the Committee has determined that amendment of the Plan to reflect the January 1, 2003 merger of the Three Rivers Plan into the Plan, and in certain other respects, is necessary and desirable;

NOW, THEREFORE, pursuant to the power reserved to the Company by Section 10.01 of the Plan, and by virtue of the authority delegated to the Committee, the Plan, as previously amended, is hereby amended, in the following particulars:

1. By adding the following sentence to Section 1.19 of the Plan, effective January 1, 2003:

“Effective as January 1, 2003, the term ‘Three Rivers Participant’ means either a (i) Participant for whom an amount was transferred from the Three Rivers Plan, or (ii) a former participant in the Three Rivers Plan who is entitled to a restoration of his or her Accounts upon reemployment.”

2. By adding the following text to paragraph (a) of Section 3.12 of the Plan, at the end thereof, effective August 15, 2002:

“Notwithstanding the foregoing, the provisions of paragraph (d) of Section 6.04 shall apply exclusively to all distributions scheduled to commence on or after August 15, 2002.”

3. By adding the following Section 3.16 to the Plan, immediately after Section 3.15, effective January 1, 2003:

“3.16 Merger of Three Rivers Plan Accounts Effective January 1, 2003. Prior to January 1, 2003, the Company (as a result of the merger of Three Rivers Bancorp, Inc. with and into the Company effective October 1, 2002) maintained the Three Rivers Bancorp 401(k) Plan (the ‘Three Rivers Plan’). Eligible former employees of Three Rivers Bancorp, Inc. are eligible to participate in the Plan beginning January 1, 2003. Effective January 1, 2003, the Three Rivers Plan is merged into, and amended and restated in the form of, this Plan.

Amounts transferred from the Three Rivers Plan pursuant to this Section from a Participant’s account that were attributable to ‘Elective Deferrals’ under the Three Rivers Plan shall be held and invested in the Participant’s Compensation Deferral Contributions Account under this Plan, according to the Participant’s investment elections. Amounts transferred from the Three Rivers Plan that were attributable to ‘Non Safe-Harbor Matching Contribution Formula 1 Contributions’ under the Three Rivers Plan shall be held and invested in the Participant’s Matching Contributions Account under this Plan. Amounts transferred from the Three Rivers Plan that were attributable to ‘Rollover Contributions’ under the Three Rivers Plan shall be held and invested in the Participant’s Rollover Contributions Account under this Plan. Amounts transferred from the Three Rivers Plan that were attributable to ‘Transfer Contributions’ under the Three Rivers Plan shall be held and invested in the Participant’s Prior Plan Account under this Plan.

A Participant for whom amounts are transferred under this Section 3.16 will always have a nonforfeitable interest in the amounts transferred from the Three Rivers Plan.

‘Years of Service’ credited under the Three Rivers Plan will count as Years of Service for all purposes under this Plan, including Years of Service credited to an individual transferred to Three Rivers Bancorp, Inc. from USBANCORP, Inc. (now named American Financial, Inc.) prior to April 1, 2001, or from Pennsylvania Capital Bank.

In addition to the optional forms of benefit described in Section 6.04 of this Plan, a Participant for whom an amount was transferred from the Three Rivers Plan may elect to have his or her Accounts distributed in the form of a 75% survivor annuity or a 100% survivor annuity. Notwithstanding the foregoing, the provisions of paragraph (d) of Section 6.04 shall apply exclusively to all distributions scheduled to commence on or after the earlier of (i) the 90th day after the Participant has been furnished a summary of paragraph (d) of Section 6.04 that satisfies the requirements of 29 C.F.R. Section 2520.104(b)-3, or (ii) January 1, 2004.”

4. By adding the following Section 6.10 to the Plan, immediately after Section 6.9 thereof, effective January 1, 2003.

“6.10 Payment of Benefits: Three Rivers Participants. For each Three Rivers Participant:

(a) the normal form of benefit under the Plan is the ‘Qualified Joint and Survivor Annuity,’ unless the Participant and his or her spouse execute a Qualified Election, pursuant to Section 6.05(e), selecting an optional form of benefit within the 90-day period ending on the date the Plan is to commence benefit payments; and

(b) if the Participant is married and dies prior to the commencement of his or her benefits, the Participant’s Account shall be used to provide a ‘Qualified Pre-Retirement Survivor Annuity’ for the Participant’s spouse, unless the Participant and his or her spouse execute a Qualified Election, pursuant to Section 6.05(e), selecting another form of distribution, within the ‘Election Period.’

(c) Notwithstanding paragraphs (a) and (b) of this Section 6.10, the provisions of paragraph (d) of Section 6.04 shall apply exclusively to all distributions scheduled to commence on or after the earlier of (i) the 90th day after the Participant has been furnished a summary of paragraph (d) of Section 6.04 that satisfies the requirements of 29 C.F.R. Section 2520.104(b)-3, or (ii) January 1, 2004.”

5. By adding the following sentence to Section 12.01 of the Plan, immediately following the second sentence thereof, effective January 1, 2003:

“Subject to the terms of the Plan, each Employer that was an employer under the Three Rivers Plan as of December 31, 2002, shall be an Employer under the Plan on January 1, 2003.”

6. By restating paragraph (h) of Section 13.01 of the Plan in its entirety as follows, effective January 1, 2003:

“(h) For each Three Rivers Participant, if the value of the Participant’s vested Accounts subject to security for a loan is in excess of $5,000, then in the 90-day period ending on the date on which the loan is secured, the Participant’s spouse, if any, must consent to the loan. If the spouse does not give consent, then such Participant shall not be eligible for a loan. Notwithstanding the foregoing, the spouse’s consent is not required for any loan that is scheduled to be disbursed on or after the earlier of (i) the 90th day after the Participant has been furnished a summary of paragraph (d) of Section 6.04 that satisfies the requirements of 29 C.F.R. Section 2520.104(b)-3, or (ii) January 1, 2004.”

7. By restating the third sentence of Section 13.02 of the Plan in its entirety as follows, effective January 1, 2003:

“For each Three Rivers Participant, hardship distributions are subject to the spousal consent requirements contained in Code Sections 401(a)(11) and 417. Notwithstanding the foregoing, spousal consent is not required for any hardship distribution that is scheduled to be distributed on or after the earlier of (i) the 90th day after the Participant has been furnished a summary of paragraph (d) of Section 6.04 that satisfies the requirements of 29 C.F.R. Section 2520.104(b)-3, or (ii) January 1, 2004.”

8. By adding the following Section 13.05 to the Plan, immediately following Section 13.04, effective January 1, 2003:

“13.05 In-Service Withdrawals. Any active Participant who has attained age 59-½ may make written application to the Plan Administrator (on a form and in a manner to be prescribed by the Plan Administrator) to withdraw from the Trust Fund an amount not in excess of the value of his or her vested Accounts. An active Participant who has attained age 59-½ may make such a request without terminating employment. In-service distributions to Three Rivers Participants are subject to the spousal consent requirements contained in Code Sections 401(a)(11) and 417. Notwithstanding the foregoing, spousal consent is not required for any in-service distribution that is scheduled to be distributed on or after the earlier of (i) the 90th day after the Participant has been furnished a summary of paragraph (d) of Section 6.04 that satisfies the requirements of 29 C.F.R. Section 2520.104(b)-3, or (ii) January 1, 2004.”

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I, Thomas A. Sciorilli, on behalf of the Sky Financial Group, Inc. Benefit Plans Committee, hereby certify that the foregoing is a correct copy of a resolution duly adopted by the Committee on November 13 , 2002 and that the resolution has not been changed or repealed.

SKYFINANCIAL GROUP, INC. BENEFITPLANS COMMITTEE

By:
A Member of the Committee